EXHIBIT 10.1

Commercial Note

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
Borrower:                 Flight International, Inc.
Loan Amount:              Two Million Dollars and no cents ($2,000,000.00)

Borrower's Address:       Newport News/ Williamsburg
                          International Airport
                          Newport News, VA 23602

Officer:                  Jerome F Clark (initials)                            Date: February 2, 1998

Account No:               04300045569769              Note No:   0101          Note Type:   Original Loan
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For Value Received, the undersigned (whether one or more) jointly and severally promise to pay to the order of Crestar Bank (the"'Bank") at any of its offices, or at such place as the Bank may designate in writing, without offset and in immediately available funds, the Loan Amount shown above, including or plus interest, and any other amounts due, upon the terms specified below.

Loan Type And Repayment Terms
Loan Type:       Revolving Master Borrowing Line

This is an open end revolving line of credit. You may borrow an aggregate principal amount up to the Loan Amount shown above outstanding at any one time.

Repayment Terms: Principal on demand, plus interest, but the undersigned shall be liable for only so much of the Loan Amount as shall be equal to the total advanced to or for the undersigned, or any of them, by the Bank from time to time, less all payments made by or for the undersigned and applied by the Bank to principal, plus interest on each such advance, and any other amounts due all as shown on the Bank's books and records, which shall be prima facie evidence of the amount owed.

This Master Borrowing arrangement will terminate upon written notice from the Bank to the undersigned, or if such notice is not sooner given, on 10/31/1998, unless an alternate termination date is indicated in the 'Agreement", as defined below.

The Bank shall have the right to demand payment at any time even if an event of default (as identified in this Note) has not occurred.

Additional Terms And Conditions:

This Note is governed by additional terms and conditions contained in a(n) Letter Agreement between the undersigned and the Bank dated January l 3, 1998, and any modifications, renewals, extensions or replacements thereof (the "Agreement"), which is incorporated in this Note by reference. In the event of a conflict between any term or condition contained in this Note and in the Agreement, such term or condition of the Agreement shall control.

Interest

Accrued interest will be payable on the first day of each month beginning on March 1, 1998.

Interest will accrue daily on an actual/360 basis (that is, on the actual number of days elapsed over a year of 360 days).

Each scheduled payment made on this Note will be applied to accrued interest before it is applied to principal. Interest will accrue from the date of this Note on the unpaid balance and will continue to accrue after maturity, whether by acceleration or otherwise, until this Note is paid in full. If this is a variable rate transaction, the interest rate is prospectively subject to increase or decrease without prior notice, and if this is a Term-Variable Payment loan, adjustments in the payment schedule will be made as necessary. If this is a variable transaction which uses a Crestar Prime Rate as the Index, the Index is subject to increase or decrease at the sole option of the Bank.

Subject to the above, interest per annum payable on this Note (the "Rate") will be the "Index" (as defined in this Note) plus a margin of 0.500%. The "Index" shall be Crestar's Prime Rate, which is the rate established from time to time by the Bank and recorded in its Central Credit Administration Division as a reference for fixing the lending rate on commercial loans. The Index is a reference rate only and does not necessarily represent the lowest rate of interest charged for such borrowings. Adjustments to the Rate shall be effective as of the date the Index changes.

CRE 0261 VA (11/97) Copies: Distribution: Original - Collateral File (Bor's initials)
Page 1

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Collateral

Any collateral pledged to the Bank to secure any of the undersigned's existing or future liabilities to the Bank shall secure this Note. To the extent permitted by law, each of the undersigned grants to the Bank a security interest in and a lien upon all deposits or investments maintained by the undersigned with, and all indebtedness owed to the undersigned by, the Bank or any of its affiliates.

This Note is also secured by the following collateral and proceeds thereof:

All of the Owner's rights, now existing or arising in the future, to payment for goods sold or leased or for services rendered, whether or not earned by performance, and whether or not such right to payment is evidenced by an instrument, document or chattel paper ("Accounts") together with all interest of the Owner in goods, the sale or lease of which shall have given rise or may give rise to any Account, including Notes Receivable and all of the Owner's personal property, including things in action, all returned goods, reclaimed and repossessed goods, chattel paper, documents, instruments and money, including without limitation, returned and unearned insurance premiums, tax refunds, contract rights, including but not limited to Govemment Contract #N00019-96-D-2047 and causes in action of any kind and nature whatsoever ("General Intangibles") and all proceeds and products thereof and all substitutions and replacements therefore (as all such terms are defined in the Uniform Commercial Code) and as more particularly described in a Security Agreement by, Flight International, Inc. dated this date.

All of this security is referred to collectively as the "Collateral." The Collateral is security for the payment of this Note and any other liability (including overdrafts and future advances) of the undersigned to the Bank, however evidenced, now existing or hereafter incurred, matured or unmatured, direct or indirect, absolute or contingent, several, joint, or joint and several, including any extensions, modifications or renewals. The proceeds of any Collateral may be applied against the liabilities of the undersigned to the Bank in any order at the option of the Bank.

Loan Purpose And Updated Financial Information Required

The undersigned warrant and represent that the loan evidenced by this Note is being made solely for the purpose of acquiring or carrying on a business, professional or commercial activity or acquiring real or personal property as an investment (other than a personal investment) or for carrying on an investment activity (other than a personal investment activity). The undersigned agree to provide to the Bank updated financial information, including, but not limited to, tax returns, current financial statements in form satisfactory to the Bank, as well as additional information, reports or schedules (financial or otherwise), all as the Bank may from time to time request.

Default, Acceleration And Setoff

Any one of the following will constitute an event of default and is continuing for a period of 15 days under the terms of this Note (1 ) the failure to make when due any instalment or other payment, whether of principal, interest, late charges or other authorized charges due under this Note, or the failure to pay the amount demanded by the Bank if this Note is payable on demand; (2) the death, dissolution, merger, acquisition, consolidation or termination of existence of the undersigned, any guarantor of the indebtedness of any of the undersigned to the Bank, any endorser, or any other party to this Note (collectively called a "Party"); (3) the insolvency or inability to pay debts as they mature of any Party, or the application for the appointment of a receiver for any Party or the filing of a petition under any provision of the Bankruptcy Code or other insolvency law, statute or proceeding by or against any Party or any assignment for the benefit of creditors by or against any Party; (4) the entry'of a judgment against any Party or the issuance or service of any attachment, levy or garnishment against any Party or the property of any Party in excess of $50,000.00, or the repossession or seizure of property of any Party; (5) a determination by the Bank that it deems itself insecure or that a material adverse change in the financial condition of any Party or decline or depreciation in the value or market value of any Collateral has occurred since the date of this Note or is reasonably anticipated; (6) the failure of any Party to perform any other obligation to the Bank under this Note or under any other agreement with the Bank; (7) the occurrence of an event of default with respect to any existing or future indebtedness of any Party to the Bank or any other creditor of the Party; (8) a material change in the ownership, control or management of any Party that is an entity, unless such change is approved by the Bank in its sole discretion; (9) if any Party gives notice to the Bank purporting to terminate its obligations under or with respect to this Note; (10) the sale or transfer by a Party of all or substantially ail of its assets other than in the ordinary course of business; or (11) any Party commits fraud or makes a material misrepresentation at any time in connection with this Note. If an event of default occurs, or in the event of non-payment of this Note in full at maturity, the entire unpaid balance of this Note will, at the option of the Bank, become immediately due and payable, without notice or demand. Upon the notice of occurrence of an event of default and not cured within a 15 day period, the Bank will be entitled to interest on the unpaid balance at the stated Rate plus 2.00% (the "Default Rate"), unless otherwise required by law, until paid in full. To the extent permitted by law, upon default, the Bank will have the right, in addition to all other remedies permitted by law, to set off the amount due under this Note or due under any other obligation to the Bank against any and all accounts, whether checking or savings or otherwise, credits, money, stocks, bonds or other security or property of any nature on deposit with, held by, owed by, or in the possession of, the Bank or any of its affiliates to the credit of or for the account of any Party, without notice to or consent by any Party. The remedies provided in this Note and any other agreement between the Bank and any Party are cumulative and not exclusive of any remedies provided by law.

Year 2000 Capability

Borrower agrees that it shall take all action necessary to ensure that it is "Year 2000 Capable" (all material date-affected technology used in its business operations is able to correctly and effectively process date data from, into and between the twentieth and twentyfirst centuries and otherwise continues to function properly and unimpaired) and, if requested by the Bank, will provide evidence of

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( 11 /97) (Bor's intials) Page 2

such action. Borrower that any actual or potential material failure to be Year 2000 Capable may constitute a material adverse change in financial condition entitling the Bank to exercise applicable rights and remedies provided herein.

Capital Adequacy

Should the Bank, after the date of this Note, determine that the adoption of any law or regulation regarding capital adequacy, or any change in its interpretation or administration, has or would have the effect of reducing the Bank's rate of return under this Note to a level below that which the Bank could have achieved but for the adoption or change, by an amount which the Bank considers to be material then, from time to time, 30 days after written demand by the Bank, the undersigned shall pay to the Bank such additional amounts as will compensate. the Bank for the reduction. Each demand by the Bank will be made in good faith and accompanied by a certificate claiming compensation under this paragraph and stating the amounts to be paid to it and the basis for the payment.

Late Charges And Other Authorized Charges

If any portion of a payment is at least ten (10) days past due, the undersigned agree to pay a late charge of 5.00% of the amount which is past due. Unless prohibited by applicable law, the undersigned agree to pay the fee established by the Bank from time to time for returned checks if a payment is made on this Note with a check and the check is dishonored for any reason after the second presentment. In addition, as permitted by applicable law, the undersigned agree to pay the following: (1) all expenses, including, without limitation, all court or collection costs, and actual attorneys' fees, whether suit be brought or not, incurred in collecting this Note; (2) all costs incurred in evaluating, preserving or disposing of any Collateral granted as security for the payment of this Note, including the cost of any audits, appraisals, appraisal updates, reappraisals or environmental inspections which the Bank from time to time in its sole discretion may deem necessary; (3) any premiums for property insurance purchased on behalf of the undersigned or on behalf of the owner(s) of the Collateral pursuant to any security instrument relating to the Collateral, (4) any expenses or costs incurred in defending any claim arising out of the execution of this Note or the obligation which it evidences, or otherwise involving the employment by the Bank of attorneys with respect to this Note and the obligations it evidences; and (5) any other charges permitted by applicable law. The undersigned agree to pay these authorized charges on demand or, at the Bank's option, the charges may be added to the unpaid balance of the Note and will accrue interest at the stated Rate. Upon the occurrence of an event of default, interest will accrue at the Default Rate.

Waivers

The undersigned and each other Party waive presentment, demand, protest, notice of protest and notice of dishonor and waive all exemptions. whether homestead or otherwise, as to the obligations evidenced by this Note The undersigned and each other Party waive any rights to require the Bank to proceed against any other Party or person or any Collateral before proceeding against the undersigned or any of them, or any other Party, and agree that without notice to any Party and without affecting any Party's liability, the Bank. at any time or times, may grant extensions of the time for payment or other indulgences to any Party or permit the renewal or modification of this Note, or permit the substitution, exchange or release of any Collateral for this Note and may add or release any Party primarily Of secondarily liable. The undersigned and each other Party agree that the Bank may apply all monies made available to it from any part of the proceeds of the disposition of any Collateral or by exercise of the right of setoff either to the obligations under this Note or to any other obligations of any Party to the Bank, as the Bank may elect from time to time. The undersigned also waive any rights afforded to them by Sections 49-25 and 49-26 of the Code of Virginia of 1950 as amended. TO THE EXTENT LEGALLY PERMISSIBLE, THE UNDERSIGNED WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO TRANSACTIONS UNDER THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Severability, Amendments And No Waiver By Bank

Any provision of this Note which is prohibited or unenforceable will be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Note. No amendment, modification, termination or waiver of any provision of this Note, nor consent to any departure by the undersigned from any term of this Note, will in any event be effective unless it is in writing and signed by an authorized employee of the Bank, and then the waiver or consent will be effective only in the specific instance and for the specific purpose for which given. If the interest Rate is tied to an external index and the index becomes unavailable during the term of this loan, the Bank may designate a substitute index with notice to the Borrower. No failure or delay on the part of the Bank to exercise any right, power or remedy under this Note may be construed as a waiver of the right to exercise the same or any other right at any time.

 ( 1197)
(Bor's initials)

Page 3


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Liability, Successors And Assigns And Choice of Law

Each of the undersigned shall be jointly and severally obligated and liable on this Note. This Note shall apply to and bind each of the undersigned's heirs, personal representatives, successors and assigns and shall inure to the benefit of the Bank, its successors and assigns. The undersigned agree that certain material events and occurrences relating to this Note bear a reasonable relationship to the Commonwealth of Virginia. The validity, terms, performance and enforcement of this Note shall be governed by applicable federal law and the internal laws of the Commonwealth of Virginia which are applicable to agreements which are negotiated, executed, delivered and performed solely in the Commonwealth of Virginia.

By signing below, the undersigned agree to the terms of this Note and acknowledge receipt of a loan in the Loan Amount shown above.

Flight International, Inc.

By: /s/ Wayne M. Richmon
    -------------------------------
    Wayne M. Richmon
    Executive Vice President, CFO
Name and title printed or typed

:


CRE 0261 VA
(11/97)

Page 4
(Bor's initials)

                               Security Agreement


            This Security Agreement ("Agreements") dated February 2,
              1998, is made by Flight International Inc. (herein,
            whether one or more, the Owner" for the use and benefit
                of Crestar Bank, its successors and assigns (the
                                    "Bank").

Security Agreement. In order to induce the Bank from time to time to extend or continue to extend credit to Flight International, Inc. whether one or more and any combination thereof, (the "Borrower"), the Owner (which may include the Borrower) hereby grants the Bank a security interest in the collateral and ail proceeds, products, rents and profits thereof and all revenues from the right to use the collateral described below (the "Collateral") to secure the payment of all present and future indebtedness of every kind and description, however evidenced, of the Borrower to the Bank, whether such indebtedness is direct or indirect, fixed or contingent, liquidated or unliquidated, including any extensions, modifications or renewals thereof (the "Indebtedness") and to secure the performance by the Owner of the agreements and warranties contained in this Agreement.

Collateral. As used in this Agreement, the term Collateral, whether now existing or acquired in the future, shall mean:

All of the Owner's rights, now existing or arising in the future, to payment for goods sold or leased or for services rendered, whether or not earned by performance, and whether or not such right to payment is evidenced by an instrument, document or chattel paper ("Accounts"), together with all interest of the Owner in goods, the sale or lease of which shall have given rise or may give rise to any Account, including Notes Receivable and all of the Owner's personal property, including things in action, all resumed goods, reclaimed and repossessed goods. chattel paper, documents, instruments and money, including, without limitation, returned and unearned insurance premiums, tax refunds, contract rights, including but not limited to Governmetn Contract #N00019-96-D-2047 and causes in action of any kind and nature whatsoever ("General Intangibles") and all proceeds and products thereof and all substitutions and replacements therefore (as all such terms are defined in the Uniform Commercial Code).

Representations and Warranties. The Owner represents and warrants to the Bank as follows:

a) Flight International, Inc. is/are and will continue to be the absolute owner of the Collateral. There are no other owners or liens or security interests affecting the Collateral other than the security interest granted in this Agreement except those previously disclosed to the Bank in writing by the Owner; if the Owner is acting in the capacity of trustee, administrator or executor of an estate, such fact shall be disclosed and evidence of capacity shall be provided to the Bank;

b) The Owner will take reasonable action to defend the Collateral against the claims and demands of all parties. The Owner will not, without prior written consent of the Bank, grant any security interest in the Collateral and will keep it free from any lien, encumbrance or security interest;

c) If applicable to the Collateral pledged, the Owner represents and warrants that the Collateral never has been, and never will be as long as this Agreement remains a lien on the Collateral, used for the generation, collection, manufacture, storage, treatment, disposal, release or threatened release of any hazardous substance, as those terms are defined in the Comprehensive Environment Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA") A"), SuperFund Amendments and Reauthorization Act ("SARA"), applicable state laws, or regulations adopted pursuant to either of the foregoing. The Owner agrees to comply with any federal, state or local law, statute, ordinance or regulation, court or administrative order or decree or private agreement regarding materials which require special handling in collection, storage, treatment or disposal because of their impact on the environment (Environmental Requirements"). The Owner agrees to indemnify and hold the Bank harmless against any and all claims, losses and expenses resulting from a breach of this provision of this Agreement and the Owner will pay or reimburse the Bank for all costs and expenses for expert opinion or investigations required or requested by the Bank which, in the Bank's sole discretion, are necessary to ensure compliance with this provision of this Agreement. This obligation to indemnify shall survive the payment of the indebtedness and the satisfaction of the Agreement;

d) The primary use of the Collateral is and will be: business;

e) If applicable to the type of collateral pledged, the Owner warrants and represents that all Collateral has been produced in compliance with the Fair Labor Standards Act or other applicable wage and employee law, rule, regulation or order, and that no existing or future liability shall occur as a result. The Owner may contest, in good faith, the applicability of any such law, rule, regulation or order, including prosecuting any appeals, so long as the Bank's interest in the Collateral, in the opinion of the Bank, is not jeopardized thereby;

f) The Owner, if an individual, is above the age of majority and has the legal capacity to enter into this Agreement;

g) The Owner must notify the Bank in writing at least 30 days prior to any change of its name, corporate structure or identity;

h) The location of the principal place of business (or home address if an individual) of Flight International, Inc. in Virginia is the City of Newport News. There are no other places of business in this state. Books of accounts and records are maintained at: International Airport, Newport News/Williamsburg, Newport News, VA 23602.

                                CRE 0414 (01/98)
            Copies: 0 Distribution: Original - Collateral File Page 1

i) The Collateral will be located at: Newport News/ Williamsburg, International Newport News, VA 23602. The Owner will maintain the Collateral in this/these location(s). The Collateral shall not be moved from the above locations without the prior written consent of the Bank;

j) All information supplied and statements made to the Bank in any financial or credit statements or applications are true, correct, complete, valid and genuine in all material respects;

k) None of the Collateral is being acquired with funds simultaneously advanced to the Borrower by the Bank.

l) The corporate O wner is duly organized and existing under the laws of
Georgia: is duly qualified and in good standing as a foreign corporation in every jurisdiction where such qualification is necessary; the execution and performance of this Agreement have been duly authorized by action of its Board of Directors, no action of its shareholders being necessary; the execution and performance of this Agreement will not violate or contravene any provisions of law or regulation or its Articles of Incorporation, Shareholder Agreement, By-Laws or other agreements to which it is a party or by which it is bound; and that no consent or approval of any governmental agency or authority is required in making or performing the obligations under this Agreement;

Securities, Instruments, Certificates of Deposit, Documents, Chattel Paper and General Intangibles.

a)The Owner also grants the Bank a security interest in all rights to which an owner of the Collateral is now or may become entitled by virtue of owning such Collateral including, without limitation, interest, cash dividends, stock dividends and stock rights, all of which shall, when received, and upon request by the Bank, be delivered to the Bank with written authority to sell, transfer or rehypothecate the same.

b) Unless otherwise agreed in writing, if the Collateral includes all rights, title and interest in an Estate or Trust, the security interest shall not apply to any Crestfunds or any capital stock of Crestar Financial Corporation or any of its affiliates, or to any units of participation in the Bank's Common Trust Fund held by the Estate or Trust, but shall apply to any proceeds from the sale of such stocks and units or cash dividends thereof.

c) The Owner represents and warrants, as may be applicable, that:

(i) The Owner has good and marketable title to the Collateral. The Collateral is valid and genuine and represents a bona fide, binding, legal obligation of the maker, issuer, or grantor, and all signatures are genuine;

(ii) The Collateral is in full force and effect and is not in default and no prepayments have been made;

(iii) The Collateral is not represented by a judgment or any other document not provided to the Bank;

(iv) The Collateral is not subject to any assignment, claim, lien, right of setoff or security interest of any other party;

(v) Unless otherwise stated, the face amount on the Collateral is the correct amount actually and unconditionally due or to become due according to the terms of the Collateral, and such amount is not disputed or subject to any setoff, credit, deduction or counterclaim;

(vi) With respect to any security on the Collateral, the lien or security interest represented thereby is not subject to prior claim, lien, or security interest of any other party, unless otherwise stated herein, or in the document evidencing such security:

(vii) With respect to the security on the Collateral, it has been properly perfected by the filing or recording of all necessary financing statements, deeds of trust or other documents and the payment of all recording, transfer and other taxes and fees made in the appropriate public offices.


d) At any time, and from time to time, whether before or after default, without notice, and at the expense of the Owner, the Bank in its name or in the name of its nominee or of the Owner, may, but shall not be obligated to:

(i) Notify the obligors on any Collateral to make payment to the Bank of any or all dividends, interest, principal payments and other sums now or hereafter payable upon or on account of the Collateral, may collect the same by legal proceedings or otherwise, and may perform any contract or endorse in the name of the Owner any checks, drafts, notes, instruments or other documents which constitute the Collateral;

(ii) Enter into any extension, reorganization, deposit, merger or consolidation agreement or any agreement in any way relating to or affecting me Collateral and in connection therewith may deposit or surrender control of the Collateral, accept other property in exchange for the Collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for the Collateral may be either applied to any Indebtedness or may be held by the Bank pursuant to the provisions of this Agreement;

(iii) Make any compromise or settlement it deems desirable or proper with reference to the Collateral;

(iv) Insure, process and preserve the Collateral;

(v) Cause the Collateral to be transferred to its name or the name of its nominee;

(vi) Exercise as to the Collateral all the rights, powers and remedies of an owner.

Accounts.

a) The owner warrants that each and every Account, now owned or hereafter acquired is a bona fide existing obligation, valid and enforceable against the account debt, for goods sold or leased and delivered or services rendered in the ordinary course of business; it is subject to no dispute, defense or offset; the Owner has good title to the Account and has full right and power to grant the Bank a security interest in the Collateral;

b) The Owner will immediately notify the Bank of any Account to which the above warranties are or become untrue;

c) The Owner will prepare and deliver to the Bank, at the Bank's request, a listing and aging of all Accounts and any further schedules or information that the Bank may require.

                             CRE 0414 (01/98) Page 2

d) The Bank shall have the right at any time to notify account debtors of its security interest in the Accounts and require payments to be made directly to the Bank. The Owner appoints the Bank and any officer or employee of the Bank, as the Bank may from time to time designate, as its attorneys-in-fact for the Owner, to sign and endorse in the name of the Owner, to give notice in the name of the Owner, and to perform all other actions necessary or desirable at the reasonable discretion of the Bank to effect these provisions and carry out the intent of this Agreement, all at the cost and expense of the Owner. The Owner ratifies and approves all acts of such attorneys-in-fact and neither the Bank nor any other such attorneys-in-fact will be liable for any acts of commission or omission nor for any error or judgment or mistake of fact or law. This power being coupled with an interest is irrevocable so long as any Account or General Intangible assigned to the Bank remains unpaid and the Borrower has any Indebtedness to the Bank. The costs of such collection and enforcement, including attorneys' fees and outof-pocket expenses, shall be borne solely by the Owner whether the same are incurred by the Bank or the Owner;

e) At the option of the Bank, all payments on the Accounts received by the Owner shall be remitted to the Bank in their original form on the day of receipt; all notes, checks, drafts and other instruments so received shall be duly endorsed to the order of the Bank. At the Bank's election, the payments shall be deposited into a special deposit account ("Special Account") maintained with the Bank. The Bank may designate with each such deposit the particular Account upon which payment was made. The Special Account shall be held by the Bank as security for the Indebtedness. Prior to depositing payments on the Accounts into the Special Account, the Owner agrees that it will not commingle such payments with any of the Owner's funds or property, but will hold them separate and apart and in trust for the Bank. The Bank will have the power lo withdraw from the Special Account. The Bank may at any time and from time to time, in its sole discretion, apply any part of the funds in the Special Account to the indebtedness whether or not the same is due. Upon full and final satisfaction of the Indebtedness plus termination of any commitment to extend additional funds, the Bank will pay to the Owner any excess funds, whether received by the Bank as a deposit in the Special Account or as a direct payment on any of the Indebtedness.

f) If any of the Owner's Accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof' the Owner will immediately notify the Bank in writing and execute any instruments and take any steps required by the bank in order that all monies due and to become due under such contracts shall be assigned to the Bank and in order that proper notice be given under the Federal Assignment of Claims Act;

g) The Bank shall not be liable and shall suffer no loss on account of loss or deprivation of any Account due to acts of omissions of the Bank unless the Bank's conduct is willful and malicious, and the Bank shall have no duty to take any action to preserve the Collateral or collect Accounts.

Covenants.

a) The Owner shall maintain complete and accurate books of account and records, and its principal books of account and records, including ail records concerning Accounts and contract rights, shall be kept and maintained at the place(s) specified above. The Owner shall not move such books of account and records without giving the Bank at least 30 days prior written notice era executing and delivering to the Bank financing statements satisfactory to the Bank prior to any such move. All accounting records and financial reports furnished to the Bank shall be maintained and prepared in accordance with generally accepted accounting principles consistently applied. It is specifically agreed that the Bank shall have and the Owner grants to the Bank a security interest in all books of account and records of the Owner and the Bank shall have access to them at any time for inspection, verification, examination and audit;


b) The Owner shall furnish to the Bank financial and business information and reports in form and content satisfactory to the Bank as and when the Bank may from time to time require;


c) The Owner, if a corporation, shall maintain its corporate existence in good standing and shall not consolidate or merge with or acquire the stock of any other corporation without the prior written consent of the Bank. If the Owner is a corporation, the Owner shall, at the request of the Bank, qualify as a foreign corporation and obtain all requisite licenses and permits in each jurisdiction where the Owner does business. The Owner shall not discontinue business, liquidate, sell, transfer, assign or otherwise dispose of any of its assets, except with the prior written permission of the Bank, however, that it may sell in the ordinary course of business and for full consideration, any product, merchandise or service produced or marketed by it. The Bank's security interest shall attach to all proceeds of all sales or dispositions of the Collateral;


d) The Owner shall maintain all of the Collateral in good condition and repair. The Bank shall have the right to inspect the Collateral at any reasonable time and shall have the right to obtain such appraisals, reappraisals, appraisal updates or environment inspections as the Bank, in its sole discretion, may deem necessary from time to time;


e) The Owner shall at all times keep insurable Collateral insured against any and all risks including, without limitation, fire and other insurance, including but not limited to flood insurance, as may be required by the Bank from time to time; and in amounts as may be satisfactory to the Bank. The Bank shall be named as Loss Payee on any such insurance policies. Insurance may be purchased from an insurer of the Owner's choice, except as otherwise required by law. The Owner shall pay and discharge all taxes, assessments and charges of every kind prior to the date when such taxes, assessments or charges shall become delinquent and provide proof of such payments to the Bank, upon request. However, nothing contained in this Agreement shall require the Owner to pay any such taxes, assessments and charges so long as it shall contest its validity in good faith and shall post any bond or security required by the Bank against the payment. Upon the failure of the Owner to pay such required amounts, the Bank, at its option, and at the Owner's expense, may obtain such insurance or pay such taxes, assessments or charges with the costs or premiums becoming part of the Indebtedness at the option of the Bank, such amounts may be payable on demand. Any insurance obtained by the Bank, at its option, may be single or dual interest, protecting its rights, rights of the Owner or joint rights. Any insurance obtained by the Bank may provide, at its option, that such insurance will pay

                                CRE 0414 (01/98)
                                     Page 3

the lesser of the unpaid balance of the indebtedness or the repair or replacement value of the Collateral. The Owner authorizes the Bank to give effect to any of these options without prior notice to Owner or further consent from Owner. No maker which insurance coverage or repayment options the Bank chooses, the Collateral will secure payment of these amounts. The Bank may use the proceeds of any insurance obtained by Owner or by the Bank to repair or replace the Collateral or, if the Bank elects to do so, to repay part or all of the Indebtedness, and the Borrowers will still be responsible to repay any remaining unpaid balance of the Indebtedness. Owner assigns to the Bank all amounts payable under the insurance, include unearned premiums, directing the insurer to make payment to the Bank, and Owner appoints us attorney-in-fact to endorse any draft;

f) The Owner will not pledge or grant any interest in any of the Collateral to anyone except the Bank, or permit any lien or encumbrance to attach to any of the Collateral, or any levy to be made on the Collateral, or any financing statement (except financing statements in favor or the Bank) to be on file against the Collateral;

g) The Owner agrees that it will not permit any return of merchandise, the sale of which gave rise to any of the Accounts, except in the usual and regular course of business.

Default. In addition to any right which the Bank may have to demand payment of the Indebtedness under any other agreement, upon the occurrence of any of the following events of default and continuing for 15 days, the Bank, at its option, may declare any or all of the Indebtedness immediately due and payable and may exercise any and all of the rights and remedies of default of a secured party under the Uniform Commercial Code and other applicable law and all rights provided herein, all of which rights and remedies shall, to the full extent permitted by law, be cumulative.

a) If the Borrower fails to pay when due any Indebtedness or shall otherwise be in default under any agreement of the Borrower with the Bank or with Crestar Financial Corporation, or any subsidiary or affiliate of Crestar Financial Corporation, or any subsidiary or affiliate of such subsidiary or affiliate (whether now existing or hereafter organized or acquired); or

b) The failure of the Owner to observe or perform any of the terms or provisions of this Agreement, or any such default by the Borrower, any endorser, or any guarantor of any Indebtedness of the Borrower to the Bank (a "Party"); or

c) The breach of any of the Owner's representations or warranties in this Agreement or any other agreement with the Bank; or

d) The death, dissolution, merger, consolidation or termination of existence of the Owner or any Party; or

e) The insolvency or inability to pay debts as they mature of the Owner or any Party, or the application for the appointment of a receiver for any of them, or the filing of a petition under any provision of the Bankruptcy Code or other insolvency law, statute or proceeding by or against any of them, or any assignment for the benefit of creditors by or against any of them; or

f) The entry of a judgment in excess of $50;000.00 against the Owner or any Party or the issuance or service of any attachment, levy or garnishment in excess of $50,000.00 against the Owner or any Party or the property of any of them or the repossession or seizure of property of the Owner or any Party; or

g) Any deterioration or impairment of the Collateral or any part of the Collateral or any decline or depreciation in the value or market value of the Collateral (whether actual or reasonably anticipated), which causes the Collateral, in the judgment of the Bank, to become unsatisfactory as to character or value; or

h) A determination by the Bank that a material adverse change in the financial condition of the Owner or any Party has occurred since the date of this Agreement; or

i) The Owner or any Party commits fraud or makes a material misrepresentation at any time in connection with this Agreement.

The Bank may require the Owner to assemble the Collateral and make available to the Bank at a place to be designated by the Bank which is reasonably convenient to the Bank and the Owner. The Bank may take possession of the Collateral without a court order. The Owner shall pay to the Bank on demand all legal expenses and reasonable attorneys' fees, as permitted by applicable law, if the Bank refers this Agreement to an attorney who is not a salaried employee of the Bank; appraisal fees and all expenses incurred or paid by the Bank in protecting and enforcing the rights of the Bank under this Agreement, including the Bank's right to take possession of the Collateral and its proceeds, and to hold, prepare for sale, sell and dispose of the Collateral. Any required notice by the Bank of sale or other disposition on default, when placed in the mail and addressed to or left at the premises of the Owner, at the address specified next to the Owner's signature below or such other address of the Owner as may from time to time be shown on the Bank's records, at least ten days prior to such action shall constitute reasonable notice to the Owner.

Term. This Agreement shall be a continuing agreement and shall remain in full force and effect irrespective of any interruptions in the business relations of the Borrower with the Bank and shall apply to any ultimate balance which shall remain due by the Borrower to the Bank; provided, however, that the Owner may by written notice terminate this Agreement with respect to all Indebtedness of the Borrower incurred or contracted by the Borrower or acquired by the Bank after the date on which the notice is personally delivered to or mailed by registered mail and accepted by the Borrower's lending officer.

Execution by More than One Party. The term "Owner" as used in this Agreement shall, if this instrument is signed by more than one

Party, mean the Owner and each of them" and each shall be jointly and severally obligated and liable. If any Party shall be a partnership, the agreements and obligations on the part of the Owner shall remain in force and applicable regardless of any charges in the individuals composing the partnership and the term "Owner" shall include any altered or successive partnerships and the predecessor partnerships and their partners shall not be released from any obligation or liability.

Waivers by the Owner. The Owner hereby waives (a) notice of acceptance of this Agreement and of any extensions, modifications or renewals of credit by the Bank to the Borrower; (b) presentment and demand for payment of the Indebtedness; (c) protest and notice of dishonor or default to the Owner or to any other Party with respect to the Indebtedness; (c) all other notices to which the Owner

                             CRE 0414 (01/98) Page 4

might otherwise be entitled; and (d) if for business purposes, the benefit of the Homestead Exemption. The Owner further waives any right to require that any action be brought against the Borrower or any other Party, to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Bank in favor of the Borrower or any other Party. The Owner further agrees that it shall not be subrogated and will not enforce on its part or behalf any right of action which the Bank may have against the Borrower until every Indebtedness secured under this Agreement is paid in full.

No Obligation to Extend Credit This Agreement shall not be construed to impose any obligation on the Bank to extend or continue to extend any credit at any time.

Indemnification. The Owner agrees to indemnify and hold harmless the Bank and its subsidiaries, affiliates, successors, parents, and assigns and their respective agents, directors. employees, and officers from and against any and all complaints, claims, defense, demands, actions, bills, causes of action (including, without limitations, costs and attorneys' fees), and losses of every nature and kind whatsoever, which may be raised or sustained by any directors, officers. employees, shareholders, creditors, regulators, successors in interest, or receivers of the Borrower or any third party as a result of or arising out of, directly or indirectly, the Bank extending credit as evidenced by the Indebtedness to the Borrower, and taking the Collateral as security for the indebtedness, and the Owner further agrees to be liable for any and all judgments which may be recovered in any such action, claim, proceeding, suit, or bill, including any compromise or settlement, and defray any and all expenses, including, without limitation, costs and attorneys' fees, that may be incurred in or by reason of any actions, claims, proceedings, suits, or bills.

Financing Statements. The Owner will deliver any instruments of further assignment or assurance that the Bank may from time to time request to carry out the intent of this Agreement, and will join with the Bank in executing financing statements and other documents in form satisfactory to the Bank and pay the cost of filing the same, including all recordation, transfer and other taxes and fees. continuation statements and any other documents in any public office deemed advisable by the Bank. The Owner agrees that a carbon, photographic or other reproduction of a financing statement or this Agreement shall be sufficient as a financing statement.

Successor in Interest. This Agreement shall be binding upon the Owner, its successors and assigns, and the benefits hereof shall inure to the Bank, its successors and assigns.

Waiver by the Bank. The Bank may waive any default or remedy any default without waiving the default remedied or any other prior or subsequent default. The Bank's failure to exercise any right or take any action under this Agreement shall not constitute a waiver of that or any other right or action.

Waiver of Jury Trial. To the extent legally permissible, the Owner waives all right to trial by jury in any litigation relating to transactions under this Agreement, whether sounding in contract, tort or otherwise.

Choice of Law. The Owner agrees that certain material events and occurrences relating to this Agreement bear a reasonable relationship to the laws of the Commonwealth of Virginia. The validity, terms performance and enforcement of this Agreement shall be governed by the laws of such jurisdiction which are applicable to agreements which are negotiated, executed, delivered and performed solely in such jurisdiction.

The undersigned has/have executed or caused this Agreement to be executed under seal as of the above date.

                           Flight International, Inc.
                              International Airport
                            Newport News/Williamsburg
                             Newport News, VA 23602

                           Flight International, Inc.


                            By: /s/ Wayne M. Richmon
                               -----------------------------
                          Executive Vice President/CFO
                         Name and title printed or typed

                                                                 (Seal)

                                                            CRE 0414 (01/98)

                                  Unconditional
                                    Guaranty
February 2, 1998
Date

Virginia
Governing Law

WHEREAS, Fl ight International, Inc.
(herein called the "Debtor" ), desires to transact business with and to obtain credit or a continuation of credit from Crestar Bank (herein called the Bank"), and

WHEREAS, the Bank is unwilling to extend or continue credit to the Debtor unless it receives elves a guaranty from the undersigned (herein called "Guarantor(s)") with respect to the Liabilities. as hereinafter defined, of the Debtor to the Bank;

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration and in order to induce the Bank from time to time, in its sole discretion, to extend or continue credit to the Debtor. the Guarantors, jointly and severally, absolutely and unconditionally, guarantee to the Bank payment when due, whether by acceleration or otherwise. of any and all Liabilities of the Debtor to the Bank, together with all interest and charges thereon and all attorneys' fees, costs and expenses of collection incurred by the Bank in enforcing any of such Liabilities, subject to the provisions contained in this guaranty.

     1 The term "Liabilities" or "Liability"as used herein shall include, without limitation, all indebtedness, obligations and liabilities of the Debtor to the Bank now existing or hereafter created or arising, whether direct, indirect, absolute, contingent, joint or several, secured or unsecured, liquidated or unliquidated, and howsoever owned, held or acquired by the Bank, whether by assignment, discount, direct loan, overdraft, purchase or otherwise. and howsoever evidenced, whether by promissory note, bill of exchange, acceptance, check, overdraft, book entry or otherwise, and all renewals, extensions, and modifications thereof or substitutions therefor.

     2. Notwithstanding the foregoing, the maximum liability of each Guarantor hereunder shall not exceed the sum of Two Million and 00/100----

      ----------------------------------------------------------------Dollars
 ($2,000,000.00) plus interest on the Liabilities and all charges and expenses, including, without limitation, any costs of preserving, protecting or disposing of any collateral securing the Liabilities, court costs and attorneys' fees paid or incurred by the Bank in endeavoring to collect such Liabilities or any part thereof or in enforcing this guaranty. If no amount has been inserted In the preceding space, the amount of the undersigned's liability hereunder shall be unlimited.

     3 This guaranty is a continuing guaranty, shall remain in full force and effect irrespective of any interruptions in the business relations of the Debtor with the Bank and shall apply to and guarantee any balance which shall remain due by the Debtor to the Bank; provided, however, that each Guarantor may, by notice in writing delivered personally to an officer of the Bank or received by registered mail by an officer of the Bank. terminate this guaranty with respect to ail Liabilities of the Debtor incurred or contracted by the Debtor or acquired by the Bank after the date on which the notice is actually received by such officer. Such termination shall not be applicable to any Liability incurred prior to the receipt of such notice by the Bank.

     4. The Sank may at any time and from time to time, in the exercise of its sole discretion, either before or after default by the Debtor or revocation or termination of this guaranty, without the consent of or notice to the Guarantors, without incurring responsibility to the Guarantors, without impairing or releasing the obligations of the Guarantors hereunder, or any security available to the Bank, upon or without any terms or conditions and in whole or in part:

     a) Change the manner. place, or terms of payment (including payment amounts and rate of interest) and/or change or extend the time of payment, renew or alter any Liability, any collateral or security therefor, or any Liability incurred directly or indirectly in respect thereof, and this guaranty shall apply to the Liabilities as so changed, extended, renewed or altered;

     b) Bell. exchange. release, surrender, realize upon or otherwise deal with in any manner and in any order any collateral or security at any time held by or available to the Bank for any Liability, or for the obligation of any Guarantor, or for the obligation of any person secondarily or otherwise liable for any of the Liabilities;

     c) Exercise or refrain from exercising any rights against the Debtor, any of the Guarantors, or others, or otherwise act or refrain from acting;

     d) Settle, compromise and/or release any Liability, any collateral or security therefor or any obligation, including the obligation of any Guarantor, and also subordinate the payment of all or any part of any Liability to the payment of any obligation or indebtedness, whether due or not, of the Debtor to creditors of the Debtor other than the Bank and the Guarantors;

     e) Apply any sums received by it from any source to any Liability or Liabilities, in such order of application as the Bank may elect, regardless of what Liability or Liabilities remain unpaid. All payments shall be conclusively presumed to have been made by the Debtor and no payment shall operate to reduce the Liability of a Guarantor unless, at the time such payments are made, written notice is delivered to an officer of the Bank that such payments are made by a Guarantor in reduction of his liability hereunder, and such payments are actually made by the Guarantor;

     f) Fail to set off and release, in whole or in part, any balance of any deposit account or credit on its books in favor of the Debtor, or of any other person liable for any of the Liabilities, and may extend further credit in any manner whatsoever to the Debtor, and generally deal with the Debtor or any security or other person liable for any of the Liabilities as the Bank, in its sole discretion, may see fit.

5. The Guarantors waive notice of acceptance of the Guaranty and notice, including notice of default, on any Liability to which it may apply, and waive presentment and demand for payment of any of the Liabilities, and waive protest and notice of dishonor or nonpayment of any Liabilities, suit or taking other action by the Bank against, and any other notice to, the Guarantors or to any other party liable for such Liabilities. Except for any limitation which is specified above with respect to the amount of the maximum liability of each of the Guarantors, this is an unconditional guaranty, and the liability of each of the Guarantors to the Bank shall not be terminated or in any way limited by reason or as the result of anything set forth or contained in any writing evidencing all or any part of the Liabilities nor shall it be limited to a proportionate part of the total of the Liabilities. This is a guaranty of payment and not of collection and the Guarantors waive any right to require that any action be brought against the Debtor or any other person or to require resort be had to any security or to any balance of any deposit account or credit on the books of the Bank in favor of the Debtor or any other person and agree that the Bank is not responsible for the validity, perfection, recordation or enforceability of any collateral or security for the Liabilities.

6. The Guarantors subordinate all indebtedness of the Debtor owing to them, or any of them, whether now existing or hereafter arising, to the Liabilities. The Guarantors further agree that the Guarantors shall not be subrogated to, and will not enforce on the part or behalf of the Guarantors, any right of action which the Bank may have against the Debtor until every Liability shall have been paid in full. The Bank shall have the right, immediately and without further action by it, to set off against any obligation of the Guarantors to the Bank, all money owed by the Bank in any capacity to the Guarantors, whether or not due. Notwithstanding any other provision of this guaranty, any Guarantor who is an "insider" within the meaning of the Bankruptcy Code, hereby irrevocably waives any right to assert, enforce, or otherwise exercise any right of subrogation to any of the rights, security interests, claims or liens of the Bank, its successors or assignees or any other beneficiary against the Debtor or any other obliger on the Liabilities or any amounts guaranteed herein or on any collateral or security and such Guarantor shall have no right of recourse, reimbursement, contribution, indemnification, or similar right it may have (by contract or otherwise) against the Debtor or any other obligor on all or any part of the Liabilities or any guarantor thereof, and such Guarantor hereby irrevocably waives any and all of the foregoing rights and also irrevocably waives the benefit of, and any right to participate in, any collateral or security given to the Bank or any other beneficiary to secure payment of the Liabilities.

7. A subsequent guaranty by the Guarantors, or any of them, or any other guarantor of the Liabilities shall not be deemed to be in lieu of or to supersede or terminate this guaranty but shall be construed as an additional or supplementary guaranty unless otherwise expressly provided therein; and in the event the Guarantors, or any of them, or any other guarantor, has given to the Bank a previous guaranty or guaranties, this guaranty shall be construed to be an additional or supplemental guaranty, and not to be in lieu thereof or to terminate such previous guaranty or guaranties unless expressly so provided herein.

8. This guaranty shall be binding on all parties signing below, notwithstanding the failure of any further contemplated guarantors to execute this or similar instruments and notwithstanding the fact that the signature of one or more of the Guarantors or other party guaranteeing the Liability or any other existing or future signature shall be forged or unauthorized. The revocation of this Guaranty in the manner permitted hereunder by one or more of the Guarantors or other party guaranteeing the Liability, or the release by the Bank of any one or more Guarantors or other party guaranteeing the Liability, or the death of any Guarantor or any other party guaranteeing the Liability shall not affect or limit the liability of any other Guarantor, and the Bank shall be under no duty to notify any Guarantor of any such revocation, release or death.

9. The Guarantors warrant to the Bank that they have adequate means to obtain from the Debtor on a continuing basis information concerning the financial condition of the Debtor and that they are not relying on the Bank to provide such information either now or in the future. The Guarantors waive all errors and omissions in connection with the Bank's administration of the Liability, except behavior which amounts to bad faith.

10. No invalidity, irregularity or unenforceability of all or any part of the Liabilities or of any collateral or security therefor shall affect, impair, or be a defense to this guaranty, and this guaranty is a primary obligation of each Guarantor.

11. The term "Guarantors" as used herein shall, if this guaranty is signed by more than one party, mean the Guarantors and each of them and each undertaking contained herein shall be their joint and several undertaking. If any party hereto shall be a partnership, the agreements and obligations on the part of the Guarantors shall remain in full force and applicable notwithstanding any changes in the identity of the parties composing the partnership and the term "Guanrantors" shall include any altered or successive partnership and the predecessor partnership and their partners shall not thereby be released from any obligation or liability.

12. No delay on the part of the Bank in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on the Guarantors shall be deemed to be a waiver of the obligation of the Guarantors or of the right of the Bank to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this guaranty be effective unless in writing signed by the Bank nor shall any such waiver be applicable except in the specific instance for which given.

13. The Guarantors agree to provide to the Bank updated financial information, including, but not limited to, tax returns, current financial statements in form satisfactory to the Bank, as well as additional information, reports, or schedules (financial or otherwise), all as the Bank may from time to time request.

14. Notwithstanding the fact that the Liabilities of the Debtor to the Bank may have been paid in full and this guaranty form may have been returned to the Guarantors, the obligations of the Guarantors hereunder shall continue in full force and effect with respect to any amounts that the Bank may ever be required to repay under any Bankruptcy or insolvency laws.

15. This guaranty shall not be construed to impose any obligation on the Bank to extend or continue any credit at any time.

16. Each reference herein to the Bank shall be deemed to include its successors and assigns, in whose favor the provisions of this guaranty shall also inure. Each reference herein to the Guarantors shall be deemed to include heirs, executors, administrators, legal representatives, successors and assigns of each Guarantor, all of whom shall be bound by the provisions of this guaranty.

17. Each of the undersigned Guarantors agrees that certain material events and occurrences relating to this Guaranty bear a reasonable relationship to the jurisdiction named at the top of this form. The validity, terms, performance and enforcement of this guaranty shall be governed by the laws of such jurisdiction which are applicable to agreements which are negotiated, executed, delivered and performed solely in such jurisdiction. To the extent that any provision in this guaranty is inconsistent with applicable law, the Bank will comply with applicable law.

                      Signature of Non-lndividual Guarantor

                        Flight International Group. Inc.
                                   Guarantor _

                            Bv :/s/ Wayne M. Richmon
                               ----------------------

                                 Wayne M.Richmon
                                 Executive Vice
                                  President/CFO
                        --------------------------------
                        Name and title, printed or typed



(If a corporation, the corporate name must be signed by a duly authorized officer, and the Bank files should contain a certified copy of the corporate guaranty resolution.)

                                 CRE-0045 (3/97)

                              Borrowing Resolution
                                  (Corporation)

            Full Legal Name of Corporation: Flight International Inc.

        Date Resolution Adopted: 4 Feb 1998 Taxpayer l.D. NO.: 58-1289563

I hereby certify to Crestar Bank ("Bank") that I am the Secretary of the above corporation (the "Corporations") which is duly organized and existing under the laws of Georgia , that the following is a true copy of resolutions duly adopted by the Board of Directors of the Corporation at a meeting duly held on the above date at which a quorum was present and voting throughout and that such resolutions have not been rescinded or modified: "RESOL VED, that any one (Insert number of signatures required) of the following officers (Insert the TITLES of authorized officers; for example: vice president,secretary,etc.)
President: Chief Financial Officer; Vice President, Administration; Manager, Accounting

or their successors, are hereby authorized and empowered (1 ) to make application, release financial information and borrow from time to time on behalf of the Corporation from the Bank such sums of money as they or any of them may deem requisite for the use of the Corporation and to discount, sell, assign, or otherwise transfer to the Bank any property belonging to the Corporation including, but not limited of accounts receivable, promissory notes, instruments, leases, trade paper and chattel paper, and to endorse or guarantee the same in the name of the Corporation, on all such terms and conditions as may be agreed upon by any of such officers and the Bank from time to time; (2) to make, execute and deliver promissory notes or other obligations of the Corporation, including, but not limited to, obligations under letters of credit, in form satisfactory to the Bank for any sums so obtained; and (3) to mortgage, assign, transfer or pledge as collateral security for any sums so obtained or otherwise any property belonging to the Corporation (whether real or personal, tangible or intangible) including, but not limited to, accounts receivable, promissory notes, instruments, documents of title, chattel paper, contract rights, securities, securities entitlements, insurance policies, inventories and equipment and to make any endorsements or execute any instruments in the name of the Corporation, including, but not limited to, security agreements, deeds of trust, financing statements, assignments, transfers and guarantees which may be necessary or proper to effect such mortgage, assignment, transfer or pledge in form satisfactory to the Bank, and

FURTHER RESOLVED that the obtaining by the Corporation of any sums of money from the Bank heretofore, and any notes or other instruments heretofore executed in the name of the Corporation by any of its officers or employees and any assignment, transfer or pledge of any property belonging to the Corporation as security for such loans, or otherwise, are hereby approved and ratified.

FURTHER RESOLVED that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or rescission shall have been received by the Bank and receipt of such notice acknowledged by it, and that receipt and acknowledgment of such notice shall not affect any action taken by the Bank prior thereto.

I further certify that there is no provision in the Charter or By-laws or any Shareholder Agreement of the Corporation, or in any instrument to which the Corporation is a party or by which it may be bound, limiting the power of the Board of Directors to adopt the above resolutions and that such resolutions are in conformity with the provisions of the Charter and By-laws and any Shareholder Agreement and do not violate the provisions of any such instrument.

IN WITNESS WHEREOF, I have subscribed my name as Secretary of the Corporation and affixed the Corporate Seal as of this 9th day of February 1998,

           (Affix Corporate Seal Here) /s/ Ann P. Campbell, Secretary
                                       -------------------------------

        (This Certificate must also be signed by an additional officer.)
     I, Wayne M. Richmon the executive VP/CFO of the above named Corporation,

     do hereby certify that Ann P. Campbell is the duly elected Secretary and
                                     (Seal)
                            Secretary Ann P. Campbell
 is now acting in this capacity and is authorized to sign this Certificate.
                                     (Seal)
                         Signature /s/ Wayne M. Richmon
                          Executive Vice President/CFO
                                 Name and Title

                                CRE 0028 (01/97)
               Copies. 0 Distribution: Original - Collateral File
       Ref File Flight International, Inc.; Account No: 043000455697690101

                          Corporate Guaranty Resolution
                Flight International Group, Inc. 4 February 1998

                        Full Legal Name of Corporation
                                   58-1476225
                    Date Resolution Adopted Taxpayer l.D. No.

I hereby certify to Crestar Bank ("Bank") that I am the Secretary of the above corporation (the "Corporations") which is duly organized and existing under the laws of Georgia , that the following is a true copy of a resolution duly adopted by the Board of Directors of the Corporation at a meeting duly held on the above date at which a quorum was present and voting throughout, and that such resolution has not been rescinded or modified:

"RESOLVED, that the President or any Vice President or Treasurer or Secretary of the Corporation is hereby authorized on behalf of the Corporation from time to time to guarantee the obligations or pledge the Corporation's assets to secure obligations of Flight International. Inc. (the "Borrower") to the Bank, whether now existing or hereafter created, such guaranty or pledge to be on the general terms and conditions contained in the Bank's guaranty form, a copy of which was presented to and filed with the minutes of this meeting (the signing of any guaranty form to be conclusive evidence that such form was the one presented to this meeting), with any such modifications and in such form as any one of the named officers and the Bank shall agree, and that each of the named officers of the Corporation is also authorized to endorse on behalf of the corporation generally, and with full recourse, and obligations of the Borrower to the Bank."

I further certify that there is no provision in the Charter or By-laws of the Corporation or in any Shareholder Agreement, or in any instrument to which the Corporation is a party, limiting the power of the Board of Directors to authorize the Corporation to guarantee, secure or endorse the obligations referred to in the above resolution and that such resolution is in conformity with the provisions of the Charter and By-laws and any Shareholder Agreement.

If the stockholder certification on the reverse side of this form is required to be completed, I further certify that the stockholders who have signed that form constitute and represent all of the stockholders of the Corporation as disclosed by the stock records of the Corporation.

IN WITNESS WHEREOF, I have subscribed my name as Secretary of the Corporation on the 9th day of February, 1998.

                                     ATTEST:

                              /s/ Wayne M. Richmon
                       Title: Executive Vice President/CFO
                              -----------------------------

                   See additional requirements on the reverse
                               side of this form.

                                 CRE-0115 (3/97)
                    Distribution: Original - Collateral File

                                  (Seal)(Seal)

                          (Secretary /s/Ann P. Campbell

                           (Affix Corporate Seal Here)

                                   Page l of 2

                                  Legal Opinion

This form must be accompanied by an opinion of counsel for the Corporation advising that he has examined all documents which he considers relevant and giving the Bank his opinion that there is no provision in the Charter or By-laws or any Shareholder Agreement of such Corporation or in any instrument to which such Corporation is a party (and of which he has knowledge) limiting the power of the Board of Directors to pass the resolution set forth on the reverse side of the form. The opinion must further state that, based upon his investigation of the affairs of the Corporation and the party whose obligations are being guaranteed (the Borrower), there is in his opinion a valid business consideration accruing to the Corporation from loans to the Borrower and that, in his opinion, all guaranties, pledges and endorsements entered into in accordance with this resolution will be valid and binding on the Corporation.

If the opinion with respect to consideration is not provided, this form must be signed by all of the stockholders of the Corporation as provided below.

                            Stockholders' Certificate

                               Name of Corporation

The undersigned, being all of the stockholders of the guaranteeing Corporation named above, hereby approve the guaranties, pledges and endorsements approved by the Directors of the Corporation as set forth in the resolution on the reverse side hereof.

                                CRE-011 5 (3/97)

                           Crestar Financing Statement

                         Print Or Type All Information
  THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE
                        RECORD OWNER OF THE REAL ESTATE:
                    NO (X) YES ( ) NAME OF THE RECORD OWNER:

   For collateral located in Maryland: (X) Not Subject to Recordation Tax ( )
                  Subject to Recordation Tax Principal Amount:

                           Number Of Sheets Attached 0

                       | To: State Corporation Commission
                             Uniform Commercial Code Div.
                             P.O. Box 1197
                             Richmond, VA 23209

         Form For Original Financing Statement And Subsequent Statements

A File Number will be stamped on the Original Financing Statement. The Secured Party must place this same number on all subsequent statements. Index numbers of subsequent statements


Name & mailing address of all Debtors, trade styles, etc. No other name will 11 be indexed.

(For office use
only)

Flight international, Inc.
International Airport
Newport News/Williamsburg
Newport News, VA 23602

Name & Address of Secured Party

Check the box indicating the kind of statement.
Check only one box.
 ORIGINAL FINANCING STATEMENT

Name & Address of Assignee

Crestar Bank
Central Credit Operations
P. O. Box 26202
Richmond, VA 23260-6202

Description of collateral covered by original financing statement All of the Owner's rights, now existing or arising in the future, to payment for goods sold or leased or for services rendered, whether or not earned by performance, and whether or not such right to payment is evidenced by an instrument, document or chattel paper ("Accounts.), together with all interest of the Owner in goods, the sale or lease of which shall have given rise or may give rise to any Account, including Notes Receivable and all of the Owner's personal property, including things in action, all returned goods, reclaimed and repossessed goods, chattel paper, documents, instruments and money, including, without limitation, resumed and unearned insurance premiums, tax refunds, contract rights, including but not limited to Government Contract #N00019-96-D-2047 and causes in action of any kind and nature whatsoever ("General intangibles") and all proceeds and products thereof and all substitutions and replacements therefore (as all such terms are defined in the Uniform Commercial Code).

Products and Proceeds of the collateral are also covered. Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into this jurisdiction from another jurisdiction.

Describe Real Estate if applicable:

CRE0232 (1 1/96)
Copies: 3 Distribution: Original and Signed Copy- Filing Location: Signed Copy -
Debtor: Signed Copy - Collateral File








Debtor hereby grants Secured Party a security interest in the above described collateral.

Flight International, Inc.

By:    /s/ Wayne M. Richmon   2/2/98
        Wayne M. Richmon Date
        Executlve Vice President/CFO
        --------------------------------
        Name and title printed or typed

By:

Date

Name and title printed or typed

  Signature of Debtor if applicable    signature of Secured Party if applicable

Crestar Bank

By: _

Jerome F Clark, Vice President

Date

Crestar Financing Statement

Print Or Type All Information

THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE: NO (x) YES ( ) NAME OF THE RECORD OWNER:

For collateral located in Maryland: (X) Not Subject to Recordation Tax ( ) Subject to Recordation Tax Principal Amount:

Number Of Sheets Attached 0

To: Clerk of Newport News Circuit Court
      2501 Huntington Ave.
      Newport News, VA 23607

Form For Original Financing Statement And Subsequent Statements A File Number will be stamped on the Original Financing Statement. The Secured Party must place this same number on ail subsequent statements. Index numbers of subsequent statements

Name & mailing address of all Debtors, trade styles, etc. No other name will be indexed.

(For office use only

Flight International, Inc.
International Airport
Newport News/VVilliamsburg
Newport News, VA 23602

Name & Address of Secured Party

Check the box indicating the kind of statement.
Check only one box.
 ORIGINAL FINANCING STATEMENT
 CONTINUATION - ORIGINAL STILL EFFECTIVE

Name & Address of Assignee

Crestar Bank
Central Credit Operations
P. O. Box 26202
Richmond, VA 23260-6202

Description of collateral covered by original financing statement

All of the Owner's rights, now existing or arising in the future, to payment for goods sold or leased or for services rendered, whether or not earned by performance, and whether or not such right to payment is evidenced by an instrument, document or chattel paper ("Accounts") together with all interest of the Owner in goods, the sale or lease of which shall have given rise or may give rise to any Account, including Notes Receivable and all of the Owner's personal property, including things in action, all returned goods, reclaimed and repossessed goods, chattel paper, documents, instruments and money, including, without limitation, resumed and unearned insurance premiums, tax refunds, contract rights, including but not limited to Government Contract #N0001 9-96-D-2047 and causes in action of any kind and nature whatsoever ("General Intangibles") and all proceeds and products thereof and all substitutions and replacements therefore (as all such terms are defined in the Uniform Commercial
Code).

Products and Proceeds of the collateral are also covered.
Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into this jurisdiction from another jurisdiction.

Describe Real Estate if applicable:

CRE0232 (11/96)
Copies 3 Distribution: Original and Signed Copy- Filing Location: Signed Copy -
Debtor: Signed Copy - Collateral File

1






Debtor hereby grants Secured Party a security interest in the above described collateral.

Flight International, Inc.



By:    /s/ Wayne M. Richmon     2/2/98
       ------------------------
       Wayne M. Richmon Date

 Executive Vice President/CFO Name and title printed or typed
-----------------------------

By:

Date

Name and title printed or typed

 Signature of Debtor if applicable     Signature of Secured Party if applicable

Crestar Bank

By:

Jerome F Clark, Vice President

Date

                                                                    EXHIBIT 10.2


Note (Aircraft)
Newport News, Virginia

Date  January 15, 1998                                         $ 1,338,750.00
    ------------------                                           ------------


FOR VALUE RECEIVED, the undersigned ((hereinafter called the "Borrower") hereby promises to pay to the order of Wachovia Bank, N.A.. (hereinafter called the "Lender") at its office where borrowed, in immediately available funds of lawful money of the United States, the sum of One Million Three Hundred Thirty Eight Thousand Seven Hundred Fifty and no/100 dollars together with any unpaid interest hereon from date of advance, in accordance with the terms contained in this Note. The optional provisions applicable to this Note are checked below.

Repayment:
84 Payments of $ 15,937.50 beginning February 15, 1998 and thereafter monthly on the same day of each successive month until January 15, 2005
When the entire principal amount then outstanding and all accrued but unpaid interest shall be paid in full.

Interest:

Payable:  in arrears;

in addition to the payments described above;

Payable at the rate per annum of:
  9.25 % Fixed;

The rate(s) set forth in Schedule 1 attached to this Note and incorporated herein by reference;

In no case shall interest exceed the maximum rate permitted by applicable law.

 Borrower agrees to pay a non-refundable loan fee of $1,400.00

If the interest is based upon the Prime Rate, such interest rate will be adjusted on: The day the Prime Rate changes; Other Due: On principal payment dates; Interest will be calculated on the basis of A year of 360 days and paid for the actual number of days elapsed; After demand or maturity (whether by acceleration or otherwise), as applicable, interest on any unpaid balance hereof shall be payable on demand at a rate per annum equal lo the greater of 150% of the Prime Rate, or 2% above the rate applicable prior to demand or maturity, adjusted for any changes in the Prime Rate as of the day such Prime Rate changes, not to exceed the maximum rate permitted by applicable law.

To the extant not prohibited by law, a late charge of four percent (4%) or the applicable statutory maximum, whichever is greater, shall be assessed on any payment remaining past due for fifteen (15) days or more unless interest on this
Note is payable in advance, in which case such period shall instead be thirty
(30) days or more; provided, however, that if any applicable statute allows a shorter minimum time period for the imposition of a late charge, such shorter time period shall prevail.

As used herein, "Prime Rate. refers to that interest rate so denominated and set by the Lender from time to time as an interest rate basis for borrowings. The Prime Rate is one of several interest rate bases used by the Lender. The Lender lends at interest rates above and below the Prime Rate.

All payments on this Note shall be applied first to accrued interest, then to principal, and than to late charges.

The terms and conditions in a Aircraft Loan and Security Agreement dated January 15, 1998 between the parties hereto, as the same may be amended from time to time, shall be considered a part hereof to the same extent as if written herein.

The terms and conditions m a Commitment Letter dated January 8, 1998 from the Lender to the Borrower. as the same may be amended, extended or replaced from time to time, shall be considered a part hereof to the same extent as if written herein.


No waiver by the Lender of any default shall be effective unless in writing nor operate as a waiver of any other default on a past or future occasion. To the extent not prohibited by law, the Borrower hereby grants to the Lender a security interest in and security title to and does hereby assign. pledge, transfer and convey to Lender (i) all property of the Borrower of every kind or description now or hereafter in the possession or control of the Lender, exclusive of any such property in the possession or control of the Lender as a fiduciary other than as agent, for any reason including, without limitation, all cash, stock or other dividends and all proceeds thereof, and all rights to subscribe for securities incident thereto and any substitutions or replacements for, or other rights in connection with, any of such collateral and (ii) any balance or deposit accounts of the Borrower, whether such accounts be general or special, or individual or multiple party, and upon all drafts, notes, or other hems deposited for collection or presented for payment by the Borrower with the Lender, exclusive of any such property in the possession or control of the Lender as a fiduciary other than as agent, and the Lender may at any time, without demand or notice, appropriate and apply any of such to the payment of any indebtedness, obligations and liabilities of the Borrower to the Lender, now existing or hereafter incurred or arising (hereinafter sometimes referred to as the "Obligations"), except for indebtedness, obligations and liabilities owing to Lender that constitute (a) consumer credit as defined in Federal Reserve Board Regulation Z or (b) non-consumer credit if under applicable state law the maximum interest rare for such credit is reduced when secured (herein collectively referred to as "Restricted Debt"). All parties to this Note, including the makers, endorsers, sureties and guarantors, whether bound by this or by separate instrument or agreement, shall be jointly and severally liable for the indebtedness evidenced by this Note and hereby (1) waive presentment for payment, demand, protest, and any and all other notices and demands whatsoever;
(2) consent that at any time, or from time to time, payment of any sum payable under this Note may be extended without notice, whether for a definite or indefinite time; and (3) agree to remain until the indebtedness evidenced hereby hereby in full irrespective of any extension,modification, -- renewal. No conduct of the holder shall be deemed a waiver or release of such liability, unless the holder expressly releases such party in writing. Upon (i) any failure of any Obligor (which term shall include the Borrower and each endorser, surety or guarantor of this Note) to pay any of the Obligations when due or to observe or perform any agreement, covenant or promise hereunder or in any other agreement, note, instrument or certificate of any Obligor to the Lender, now existing or hereafter executed in connection with any of the Obligations, including, but not limited to, a loan agreement, if applicable, and any agreement guaranteeing payment of any of the Obligations; (ii) any default of any Obligor in the payment or performance of any other liabilities, indebtedness or obligations to Lender or any other creditor or to allow or permit any other liabilities, indebtedness or obligations to Lender or any other creditor to be accelerated; (iii) any failure of any Obligor to furnish Lender current financial information upon request; (iv) any failure of any person to observe or perform any agreement, covenant or promise contained in any agreement, instrument or certificate executed in connection with the granting of a security interest in property to secure the Obligations or any guaranty securing the Obligations; (v) any warranty, representation or statement made or furnished to the Lender by or on behalf of any Obligor in connection w ith the extension of credit evidenced by this Note proving to have been false in any material respect when made or furnished: (vi) the dissolution, change of control, termination of existence, insolvency, business failure or appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws, state or federal, by or against, the Borrower or any other Obligor; (vii) any discontinuance or termination of any guaranty of any of the Obligations by a guarantor; or (viii) the Lender deeming itself insecure, thereupon, or at any time thereafter, to the extent permitted by law, the Lender at its option may terminate any obligation to extend any additional credit or make any other financial accommodation to the Borrower and/or may declare all of the Obligations to be immediately due and payable. If any Obligation (including but not limited to the Note) is a demand instrument, the statement of a maturity date, the requirement for the payment of periodic interest or the recitation of defaults and the right of Lender to declare any Obligation due and payable shall not constitute an election by Lender to waive its right to demand payment under a demand at any time and in any event as Lender in its sole discretion may deem appropriate. The Borrower shall pay to the holder on demand all expenses, including reasonable attorneys' fees and expenses of legal counsel, incurred by the holder in any way arising from or relating to the enforcement or attempted enforcement of the Note and any related guaranty, collateral document or other document and the collection, whether by litigation or otherwise, of the Note. Time is of the essence.

Borrower acknowledges that Lender may reproduce (by electronic means or otherwise) any of the documents evidencing and/or securing the Obligations and thereafter may destroy the original documents. Borrower does hereby agree that any document so reproduced shall be and remain the binding obligation of Borrower, enforceable and admissible in evidence against it to the same extent as if the original documents had not been destroyed.

This Note, and the rights and obligations of the parties hereunder, shall be governed and construed in accordance with the laws of the State of Georgia. All prior agreements to the extent inconsistent with the terms of this Note shall be construed in accordance with the provisions hereof.

IN WITNESS WHEREOF, the Borrower has executed this Note under seal the day and year set forth above.

(Individual


[Corporate Seal]



Flight International, Inc.


By /s/ David E. Sandlin
    --------------------
David E, Sandlin
Title President

(SEAL)

(SEAL)

(SEAL)

55535AS (New l0/24/97)
Wachovia Bank. N.A.

Guaranty Agreement

WACHOVIA

WHEREAS, the undersigned has requested Wachovia Bank, N.A.(herein called the "Lender") to extend credit or make certain financial accommodations to Flight International, Inc. (herein called the "Borrower") or to renew or extend, in whole or in part, existing indebtedness or financial accommodations of the Borrower to the Lender, and the Lender has extended credit or extended or renewed existing indebtedness or made financial accommodations and/or may in the future extend credit or extend or renew existing indebtedness or make certain financial accommodations by reason of such request and in reliance upon this guaranty;

NOW, THEREFORE, in consideration of such credit extended or renewed and/or to be extended or renewed or such financial accommodations made or to be made in its discretion by the Lender to the Borrower (whether to the same, greater or lesser extent than any limit, if applicable, of this guaranty), in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the undersigned hereby unconditionally guarantees to the Lender and its successors, endorsees, transferees and assigns, the punctual payment when due, whether by acceleration or otherwise, and at all times thereafter of (a) all debts, liabilities and obligations whatsoever of the Borrower to the Lender, now existing or hereafter coming into existence, whether joint or several, whether created directly or acquired by endorsement, assignment or otherwise, whether absolute or contingent, secured or unsecured, due or not due, including but not being limited to notes, checks, drafts, credits, advances and obligations to reimburse draws against letters of credit;
(b) accrued but unpaid interest on such debts, liabilities and obligations, whether accruing before or after any maturity(ies) thereof; and (c) all expenses, including reasonable attorneys' fees and expenses of legal counsel incurred by Lender if any such debts, liabilities or obligations of the Borrower are collected or the liability of the undersigned hereunder enforced, by or through any attorney at law (all of (a), (b) and (c) being hereinafter referred to as the "Obligations"). References herein to Borrower shall be deemed to include any successor corporations to Borrower, if Borrower is a corporation, or any reconstituted partnerships of Borrower, if Borrower is a partnership.

The undersigned consents that, at any time, and from time to time, either with or without consideration, the whole or any part of any security now or hereafter held for any Obligations may be substituted, exchanged, compromised, impaired, released, or surrendered with or without consideration; the time or place of payment of any Obligations or of any security thereof may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; the Borrower may be granted indulgences generally; any of the provisions of any note or other instrument evidencing any Obligations or any security therefor may be modified or waived; any party liable for the payment thereof (including but not being limited to any co-guarantor) may be granted indulgences or released; neither the death, termination of existence, bankruptcy, incapacity, lack of authority nor disability of the Borrower or any one or more of the guarantors, including any of the undersigned, shall affect the continuing obligation of any other guarantor, including any of the undersigned, and that no claim need be asserted against the personal representative, guardian, custodian, trustee or debtor in bankruptcy or receiver of any deceased, incompetent, bankrupt or insolvent guarantor; any deposit balance to the credit of the Borrower or any other party liable for the payment of the Obligations or liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of any Obligations; and the Lender may release, discharge, compromise or enter into any accord and satisfaction with respect to any collateral for the Obligations, or the liability of the Borrower or any of the undersigned, or any liability of any other person primarily or secondarily liable on any of the Obligations, all without notice to or further assent by the undersigned, who shall remain bound hereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence, release, discharge or accord and satisfaction.

Without limiting any of the foregoing, in the event of incompetency, or dissolution of the Borrower, or should the Borrower become insolvent (as defined by the Uniform Commercial Code as in effect for the State of Georgia (hereinafter referred to as the "Governing Jurisdiction"), or if a petition in bankruptcy be filed by or against the Borrower, or if a receiver be appointed for any part of the property or assets of the Borrower, or if any final judgment for money damages be entered against the Borrower in a court of competent jurisdiction and remain unsatisfied for a period of thirty (30) days or more, or if the Lender shall deem itself insecure with respect to the Obligations and whether or not such event occurs at a time when any of such Obligations are otherwise due and payable, the undersigned agrees to pay to the Lender upon demand the full amount which would be payable hereunder by the undersigned if ail such Obligations were then due and payable.

The undersigned expressly waives: (a) notice of acceptance of this guaranty and of all extensions or renewals of credit or other financial accommodations to the Borrower; (b) presentment and demand for payment of any of the Obligations; (c) protest and notice of dishonor or of default to the undersigned or to any other party with respect to any of the Obligations or with respect to any security therefor; (d) any invalidity or disability in whole or in part at the time of the acceptance of, or at any time with respect to, any security for the Obligations or with r espect to any party primarily or secondarily liable for the payment of the Obligations to the Lender, (e) the fact that any security for the Obligations may at any time or from time to time be in default or be inaccurately estimated or may deteriorate in value for any cause whatsoever; (f) any diligence in the creation or perfection of a security interest or collection or protection of or realization upon the Obligations or any security therefor, any liability hereunder, or any party primarily or secondarily liable for the Obligations or any lack of commercial reasonableness in dealing with any security for the Obligations; (g) any duty or obligation on the part of the Lender to ascertain the extent or nature of any security for the Obligations, or any insurance or other rights respecting such security, or the liability of any party primarily or secondarily liable for the Obligations, or to take any steps or action to safeguard, protect, handle, obtain or convey information respecting, or otherwise follow in any manner, any such security, insurance or other rights; (h) any duty or obligation on the Lender to proceed to collect the Obligations from, or to commence an action against, the Borrower, any other guarantor, or any other person, or to resort to any security or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower or any other person, despite any notice or request of the undersigned to do so; (i) to the extent not prohibited by law, the right to assert any of the benefits under any statute providing appraisal or other rights which may reduce or prohibit any deficiency judgments in any foreclosure or other action;
(j) all other notices to which the undersigned might otherwise be entitled; (k) demand for payment under this guaranty; (1) any rights of the undersigned pursuant to Of ficial Code of Georgia Section 10-7-24 or any similar or subsequent law.

This is a guaranty of payment and not of collection. The liability of the undersigned on this guaranty shall be continuing, direct and immediate and not conditional or contingent upon either the pursuit of any remedies against the Borrower or any other person or foreclosure of any security interests or liens available to the Lender, its successors, endorsees or assigns. The Lender may accept any payment(s), plan for adjustment of debts, plan for reorganization or liquidation, or plan of composition or extension proposed by, or on behalf of, the Borrower or any other guarantor without in any way affecting or discharging

  55560VS (New 10/24197) Wachovia Bank, NA.

the liability of the undersigned hereunder. If the Obligations arc partially paid, the undersigned shall remain liable for any balance of such Obligations. This guaranty shall be revived and reinstated in the eve nt that any payment received by Lender on any obligation is required to be repaid or rescinded under present or future federal or state law or regulation relating to bankruptcy, insolvency or other relief of debtors. The undersigned agrees to furnish promptly to the Lender annual financial statements and such other current financial information as the Lender may reasonably request from time to time.

The undersigned expressly represents and acknowledges that loans and other financial accommodations by the Lender to the Borrower are and will be to the direct interest and advantage of the undersigned.

The Lender may, without notice of any kind, sell, assign or transfer all or any of the Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Obligations shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Lender, as to so much of the Obligations as it has not sold, assigned or transferred.

No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise of any other right or remedy.

For the purpose of this guaranty, the Obligations shall include all debts, liabilities and obligations of the Borrower to the Lender, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability thereof, and no such claim or defense shall impair or affect the obligations and liabilities of the undersigned hereunder. Without limiting the generality of the foregoing, if the Borrower is a corporation, partnership, joint venture, trust or other form of business organization, this guaranty covers all Obligations purporting to be made in behalf of such organization by any officer or agent of the same, without regard to the actual authority of such officer or agent. The term "corporation" shall include associations of all kinds and all purported corporations, whether or not correctly and legally chartered and organized.

To the extent not prohibited by law, the undersigned hereby grants to the Lender a security interest in and security title to and hereby assigns, pledges, transfers and conveys to Lender (i) all property of the undersigned of every kind or description now or hereafter in the possession or control of the Lender, exclusive of any such property in the possession or control of the Lender as a fiduciary other than as agent, for any reason including, without limitation, all cash, stock or other dividends and all proceeds thereof, and all rights to subscribe for securities incident thereto and any substitutions or replacements therefor and (ii) any balance or deposit accounts of the undersigned, whether such accounts be general or special, or individual or multiple party, and upon all drafts, notes, or other items deposited for collection or presented for payment by the undersigned with the Lender, exclusive of any such property in the possession or control of the Lender as a fiduciary other than as agent, and the Lender may at any time, without demand or notice, appropriate and apply any of such to the payment of any of the Obligations, whether or not due, except for other indebtedness, obligations and liabilities owing to Lender that constitute
(a) consumer credit as defined in Federal Reserve Board Regulation Z or (b) non-consumer credit if under applicable state law the maximum interest rate for such credit is reduced when secured.

Any amount received by the Lender from whatever source and applied by it toward the payment of the Obligations shall be applied in such order of application as the Lender may from time to time elect.

This guaranty shall bind and inure to the benefit of the Lender, its successors and assigns, and likewise shall bind and inure to the benefit of the undersigned, their heirs, executors, administrators, successors and assigns. If more than one person shall execute this guaranty or a similar, contemporaneous guaranty, the term "undersigned," shall mean, as used herein, all parties executing this guaranty and such similar guaranties and all such parties shall be liable, jointly and severally, one with the other and with the Borrower, for each of the undertakings, agreements, obligations, covenants and liabilities provided for herein with respect to the undersigned. This guaranty contains the entire agreement and there is no understanding that any other person shall execute this or a similar guaranty. Furthermore, no course of dealing between the parties, no usage of trade, and no parole or extrinsic evidence shall be used to supplement or modify any terms of this guaranty; nor are there any conditions to the complete effectiveness of this guaranty.

This guaranty shall be deemed accepted by Lender in the Governing Jurisdiction. The parties agree that this guaranty shall be deemed, made, delivered, performed and accepted by Lender in the Governing Jurisdiction and shall be governed by the laws of the Governing Jurisdiction. Wherever possible each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

The undersigned (a) submits to personal jurisdiction in the Governing Jurisdiction, the courts thereof and any United States District Court sitting therein, for the enforcement of this guaranty, (a) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the Governing Jurisdiction, for the purpose of litigation to enforce this guaranty, and (c) agrees that service of process may be made upon the undersigned by first class postage prepaid mail, addressed to the undersigned at the latest address of the undersigned known to the Lender (or at such other address as the undersigned may specify for the purpose by notice to the Lender). Nothing herein contained, however, shall prevent the Lender from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

Guarantor acknowledges that Lender may reproduce (by electronic means or otherwise) any of the documents evidencing and/or securing the Obligations and thereafter may destroy the original documents. Guarantor does hereby agree that any document so reproduced shall be and remain the binding obligation of Guarantor, enforceable and admissible in evidence against it to the same extent as if the original documents had not been destroyed.

This guaranty shall remain in full force and effect as to each of the undersigned unless and until terminated as to one or more of the undersigned by notice to that effect actually received by the Lender, by registered mail, addressed to Lender at 100 North Main Street, Winston-Salem, North Carolina 27101, but no such notice shall affect or impair the liabilities hereunder of such of the undersigned who gives or on whose behalf is given any such notice for the Obligations existing at the date of receipt by the Lender of such notice, any renewals, modifications, or extensions thereof (whether made before or after such notice is received), any interest thereon, or any costs or expenses, including without limitation, attorneys' fees incurred in the collection thereof or any future advances made by Lender to Borrower as required or permitted pursuant to the terms of the instruments, documents or agreements evidencing or providing for the Obligations. Any such notice of termination by or on behalf of any of the undersigned shall affect only that person and shall not affect or impair the liabilities and obligations hereunder of any other person.

The undersigned hereby expressly waives, for Lender's benefit and the benefit of the Borrower and any other guarantor, maker or endorser of the Obligations any and all claims or actions against the Borrower, any other guarantor, maker or endorser of the Obligations and any and all rights of recourse against any property or assets of the Borrower, any other guarantor, maker or endorser of the Obligations (including without limitation any security for the Obligations) arising out of or related to any payment made by the undersigned under this guaranty, including, without limitation, any claim of the undersigned for subrogation, reimbursement, exoneration, contribution or indemnity that the undersigned may have against the Borrower, any other guarantor, maker or endorser of the Obligations and any benefit of, and any other right to participate in, any security for the Obligations or any guaranty of the Obligations now or hereafter held by Lender. The waiver contained in this paragraph shall continue and survive after the termination of this guaranty and the payment of the Obligations.

The terms and provisions of any addendum attached hereto are incorporated herein by reference and made a part hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this guaranty under seal this 15th day of January , 1998

/s/ David E. Sandlin
---------------------
David E. Sandlin

                                                                  y:

                                                                Title


                                                                (SEAL)

                                                                (SEAL)

                                                                (SEAL)

55560VS (New 10/24/97)
Wachovia Bank, N. A.

                              ADDENDUM TO GUARANTY
                                    AGREEMENT

     This document, upon its acceptance below by WACHOVIA BANK, N.A. (hereinafter referred to as the "Bank"), shall constitute an addendum to the Guaranty Agreement, dated January 15, 1998 (herein referred to as the "Guaranty Agreement") from DAVID E. SANDLIN (herein referred to as the "Guarantor") which provides for the guaranty by Guarantor of the Obligations of Flight International, Inc. (herein referred to as "Borrower") to Bank, and shall be incorporated in the Guaranty Agreement by reference and made a part thereof. All capitalized terms used in this Addendum which are defined in the Guaranty Agreement shall have the meanings given such terms in the Guaranty Agreement.

     Notwithstanding any contrary provision of the Guaranty Agreement, the liability of the Guarantor under the Guaranty Agreement for the Obligations of the Borrower shall be limited to the principal and interest of that certain promissory note dated January 15, 1998, payable to the Bank, in the original principal amount of $1,338,750, and any renewals or extensions thereof (the "Note"), plus (a) reasonable attorneys' fees if such note is collected, or the liability of the Guarantor under the Guaranty Agreement is enforced, by or through any attorney-at-law and (b) the Obligations of the Borrower under any collateral documents securing such promissory note.

     Notwithstanding any contrary provision of the Guaranty Agreement, in the event Borrower shall default in the prompt payment of a monthly payment of principal and interest, Bank agrees to refrain and forbear from enforcing Guarantor's obligations under the Guaranty for a period of six months from the date Bank notifies Guarantor of such default (the "Forbearance Period"), provided and so long as each of the conditions to forbearance set forth below is fully and promptly satisfied.

     1. Guarantor pays (i) within fifteen days of notice of such default the monthly payments of principal, interest and fees that is past due and caused the default of the Obligations (whether or not Bank has exercised its acceleration right under the Note) and (ii) continues to promptly pay an amount equal to principal and interest which is or would have been due on the fifteenth day of each month during the Forbearance Period (whether or not Bank has exercised its acceleration right under the Note).

     2. No other default shall occur or exist under the Obligations or under any security agreement or collateral documents securing the Obligations.

ATL LEGAL\11101

WITNESS:

ATL LEGAL\I1101.

     In the event that any one or more of the forbearance conditions set forth above are not satisfied Bank's agreement to forbear as set forth above shall immediately terminate and Bank may then enforce any and all of Guarantor's obligations under the Guaranty.

     Guarantor understands and agrees that Bank shall be only required to provide one Forbearance Period as described above and in the event the default which caused the above described forbearance provisions to be effective shall be cured, Bank shall not be required to refrain and forbear from enforcing Guarantor's obligations under the Guaranty should any subsequent monthly payment default exist.

This 15th day of January 1998.

/s/ David E. Sandlin
-----------------------
DAVID E. SANDLIN

Accepted

WACHOVIA BANK, N.A.

By:
Title:



( SEAL)